UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20459

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 2, 2006 (March 1, 2006)
Date of Report (Date of earliest event reported)
TYLER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10485	75-2303920
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation or
organization)
5949 Sherry Lane, Suite 1400
Dallas, Texas 75225
(Address of principal executive offices)
(972) 713-3700
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
SIGNATURES
News Release

Item 2.02 Results of Operations and Financial Condition
On March 1, 2006, Tyler Technologies, Inc. issued the earnings news release announcing results from operations and financial condition as of December 31, 2005, attached hereto as Exhibit 99.1, which news release is incorporated by reference herein.

Exhibit number	Exhibit description

99.1	News Release issued by Tyler Technologies, Inc. dated March 1, 2006.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYLER TECHNOLOGIES, INC.

Date: March 2, 2006	By:	/s/ Brian K. Miller Brian K. Miller
Senior Vice President and Chief
Financial Officer (principal financial
officer)